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                                                                  Exhibit 10.10

                                     AGREEMENT
                                         TO
                                     TERMINATE
                              JOINT VENTURE AGREEMENTS
                                        AND
                               DISTRIBUTION AGREEMENT


     This Agreement made effective as of the Tuesday, May 18, 1999, by and between FSI International, Inc. ("FSI") and Metron Technology, B.V. ("Metron").

                                      RECITALS

     WHEREAS, FSI and Metron entered into Joint Venture Agreements (as more fully described below) relating to the formation and/or acquisition of FSI Metron Europe, Ltd., now known as FSI Chemical Management Europe, Ltd. ("CME"), and FSI Chemical Management Company-Korea, Ltd. ("CMK");

     WHEREAS, FSI has purchased from Metron, Metron's interest in each of CME and CMK pursuant to Share Purchase Agreements effective February 27, 1999.

     WHEREAS, pursuant to each of those Share Purchase Agreements, Metron and FSI agreed to execute whatever documentation that FSI reasonably determined is necessary for the parties to terminate the respective Joint Venture Agreement and in the case of CME, to also terminate the Distribution Agreement between CME and Metron.

     WHEREAS, at closing the appropriate termination documents were not signed by the respective parties and therefore this agreement has been prepared to reflect the obligations contained in the respective Share Purchase Agreements.

     NOW, THEREFORE, pursuant to the terms of the Share Purchase Agreements and the mutual covenants and promises which follow, the parties agree as follows:

     1. Pursuant to the terms of the Share Purchase Agreement (CMK) effective as of February 27, 1999, by and among FSI and Metron, the parties hereby agree that effective upon execution of this agreement, the Joint Venture Agreement (July 1997) ("CMK Agreement"), relating to the formation of CMK is hereby terminated and each party hereby fully and finally releases and forever discharges the other from any and all outstanding claims and causes of action directly or indirectly related to or arising out of or otherwise connected with the CMK Agreement.

     2. Pursuant to the terms of the Share Purchase Agreement (CME) effective as of February 27, 1999, by and among FSI and Metron, the parties hereby agree that effective upon execution of this agreement, the Joint Venture Agreement dated December 31,1996, relating to the formation of CME ("CME Agreement") is hereby terminated and each party hereby fully and finally releases and forever discharges the other from any and all outstanding claims and causes


                                      1.

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of action directly or indirectly related to or arising out of or otherwise connected with the CME Agreement.

     3. FSI, as sole shareholder of CME, and Metron, hereby agree that the Distribution Agreement between Metron and FSI Metron Europe, Ltd. dated December 31, 1996, is hereby terminated, and FSI as Sole Shareholder on behalf of CME, and Metron hereby fully and finally releases and forever discharges the other from claims and causes of actions directly or indirectly relating to or arising out of or otherwise in connection with the Distribution Agreement.

     4. This agreement shall be binding upon and adhere to the benefit of the parties hereto and their respective heirs, representatives, successors, and assigns and the benefit of each of the obligations, undertakings and warranties undertaken or given by Metron may be assigned to the purchaser on transferee of FSI's ownership interest in each of CME and CMK and may enforce them as if it had been named in this agreement as FSI.

     5. This Agreement contains the entire agreement of the parties with respect to the transactions covered hereby and there are no representations or warranties, agreements or undertakings or conditions express or implied between the parties hereto relating to subject matter hereof except as set forth herein.

     6. This Agreement shall be construed and enforced in accordance with the laws of Minnesota. FSI and Metron hereby irrevocably submit to the nonexclusive jurisdiction of the state or federal courts of Minnesota.

     7. This agreement may be executed in two or more counterparts and a facsimile signature shall be deemed an original and each such counterpart shall also be deemed an original, but all of which shall constitute but one instrument.

FSI International, Inc.                 Metron Technology, B. V.

Its:  \s\ Patricia M. Hollister         By:  \s\ Michael A. Grandinetti
      -----------------------------          -----------------------------
Its:  CFO & Corporate Controller        By:  Managing Director "B"
      -----------------------------          -----------------------------
                                        By:  \s\ Peter V. Leigh
                                             -----------------------------
                                        By:  Managing Director B
                                             -----------------------------
FSI International, Inc.,
  as Sole Shareholder of
  FSI Chemical Management Europe, Ltd.

By:   \s\ Dale M. Pescatrue
      -----------------------------
Its:  President, Chemical Management Division
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